UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2025

BROADWIND, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.         Entry into a Material Definitive Agreement.

On January 28, 2025 (the “Effective Date”), Broadwind Heavy Fabrications, Inc. (“BHF”), a wholly owned subsidiary of Broadwind, Inc. (the “Company”), entered into a Tax Credit Transfer Agreement (the “Agreement”) with MarketAxess Holdings Inc. (the “Purchaser”). Under the Agreement, for each of 2025 and 2026, BHF agreed to sell to the Purchaser up to $15,000,000 and $20,000,000, respectively, of Advanced Manufacturing Production Credits (“Tax Credits”) generated by sales of “eligible components” (within the meaning of the Internal Revenue Code, as amended (the “IRC”)) manufactured at BHF’s production facilities. The Purchaser will pay for the Tax Credits on a quarterly basis for Tax Credits generated in the immediately-preceding calendar quarter. The Tax Credits will be sold at a purchase price of $0.935 per $1.00 of Tax Credits. In connection with execution of the Agreement and the Tax Credit sale contemplated in the Agreement, BHF will pay (i) a broker’s fee equal to 0.75% of gross amounts received and (ii) related transaction fees and expenses, including legal fees of BHF and the Purchaser.

In connection with the Agreement, on January 28, 2025, the Company entered into a parent guaranty supporting BHF’s obligations under the Agreement (the “Sponsor Guaranty”).

BHF is entitled to the Tax Credits pursuant to IRC Section 45X based on its domestic production of crucial inputs to wind turbine equipment prior to the date of the Agreement. Subject to the Agreement, the Tax Credits will be assigned to the Purchaser pursuant to IRC Section 6418.

The foregoing descriptions of the Agreement and the Sponsor Guaranty do not purport to be complete and are qualified in their entirety by reference to the full texts of the agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Tax Credit Transfer Agreement, dated as of January 28, 2025, by and between Broadwind Heavy Fabrications, Inc. and MarketAxess Holdings Inc.
10.2	Guaranty, dated as of January 28, 2025, by and between Broadwind, Inc. and MarketAxess Holdings Inc.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

January 30, 2025	By:	/s/ Eric B. Blashford

Eric B. Blashford
President and Chief Executive Officer
(Principal Executive Officer)